Microsoft Word 10.0.4219;UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported) May 12, 2004
                                                                ------------



                                 ROUNDY'S, INC.
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)


       Wisconsin                      002-94984                39-0854535
 ---------------------         ----------------------     --------------------
(State or other Jurisdiction  (Commission File Number)       (IRS Employer
   of Incorporation)                                       Identification No.)


              875 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202
       -------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (414) 231-5000
                                                       --------------




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Item 7.  Financial Statements and Exhibits
------------------------------------------

(a)      None
(b)      None
(c) Exhibit 99.1 Press Release issued on May 12, 2004 announcing financial results for the three-month period ended April 3, 2004.

Item 9.  Regulation FD Disclosure
---------------------------------

On May 12, 2004, Roundy's, Inc. issued a press release (Exhibit 99.1 attached hereto) announcing financial results for the three-month period ended April 3, 2004. This information, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly identified therein as being incorporated therein by reference.


Item 12.  Results of Operations and Financial Condition
-------------------------------------------------------

On May 12, 2004, Roundy's, Inc. issued a press release (Exhibit 99.1 attached hereto) announcing financial results for the three-month period ended April 3, 2004. This information, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly identified therein as being incorporated therein by reference.

Adjusted EBITDA (as defined in the press release) is not a financial measure under generally accepted accounting principles ("GAAP") and should not be considered in isolation from, or as an alternative to, cash flow from operating activities, net income or any other GAAP measure as an indicator of the Company's operating performance or liquidity. Adjusted EBITDA as presented therein may not be comparable to similarly-titled measures reported by other companies. The Company's management believes the presentation of this measure provides useful information to investors and others for a number of reasons. The Company uses Adjusted EBITDA as one of many measures to evaluate the operating performance and liquidity of the business as well as for compensation purposes. In addition, Adjusted EBITDA is used in the calculation of certain of the Company's credit ratios under its senior credit facility, compliance with which is essential to continued credit availability under that facility. Adjusted EBITDA is also used to calculate certain ratios under the indenture to the Company's senior subordinated notes. Lastly, the Company believes that Adjusted EBITDA is also used by many investors, securities analysts, lenders and others as a performance or liquidity measure to make informed investment or credit decisions.

                                 SIGNATURES
                                 ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     ROUNDY'S, INC.
                                                     ---------------
                                                     (Registrant)



Date:       May 14, 2004                             BY /s/DARREN W. KARST
            ------------                             ---------------------------
                                                     Darren W. Karst
                                                     Executive Vice President
                                                     and Chief Financial Officer